

NORTHROP GRUMMAN

DEFINING THE FUTURE



The following presentation will be given by the Chairman and Chief Executive Officer or the President and Chief Operating Officer of Northrop Grumman Corporation at investment conferences on February 3, 2003, February 5, 2003 and February 12, 2003.

NORTHROP GRUMMAN
DEFINING THE FUTURE

Safe Harbor Statement

Certain statements and assumptions in these materials contain or are based on "forward-looking" information and involve risks and uncertainties. Such "forward-looking" information includes, among other things, the impact of the TRW Inc. acquisition on revenues and earnings. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Northrop Grumman's control. These include Northrop Grumman's ability to successfully integrate its acquisitions including TRW, to realize the preliminary estimates for accounting conformance and purchase accounting valuations for TRW which will be finalized in the 2003 fourth quarter and which may materially vary from these estimates, to close its announced sale of the TRW automotive business, assumptions with respect to future revenues, expected program performance and cash flows, returns on pension plan assets, the outcome of contingencies including litigation, environmental remediation, divestitures of businesses, successful reduction of debt, successful negotiation of contracts with labor unions, timing and amounts of tax payments, and anticipated costs of capital investments. Northrop Grumman's operations are subject to various additional risks and uncertainties resulting from its position as a supplier, either directly or as subcontractor or team member, to the U.S. Government and its agencies as well as to foreign governments and agencies; actual outcomes are dependent upon factors, including, without limitation, Northrop Grumman's successful performance of internal plans; government customers' budgetary constraints; customer changes in short-range and long-range plans; domestic and international competition in both the defense and commercial areas; product performance; continued development and acceptance of new products; performance issues with key suppliers and subcontractors; government import and export policies; acquisition or termination of government contracts; the outcome of political and legal processes; legal, financial, and governmental risks related to international transactions and global needs for military aircraft, military and civilian electronic systems and support, information technology, naval vessels, space systems and related technologies, as well as other economic, political and technological risks and uncertainties and other risk factors set out in Northrop Grumman's filings from time to time with the Securities and Exchange Commission, including, without limitation, Northrop Grumman reports on Form 10-K and Form 10-Q and the company's recently filed amendments to Form S-4.

NOC - New Powerhouse

- Sustainable growth in defense spending
- Best positioned portfolio
- Strong relationships with all DoD & Intelligence customers
- Strengthened system-of-systems integration
- Strong acquisition integration track record
- Solid financial performance & balance sheet
- Excellent, highly visible, double-digit growth prospects



Focused on Growth in Shareholder Value

Strong Defense Sector Outlook


US DoD Procurement & RDT&E
$BN
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
1990
1993
1996
1999
2002
2005E
Appropriations
Outlays

- **6% - 8% CAGR (2002-2007E) in appropriations and outlays**
- **NOC positioned in high priority, faster growing sweet spots - C4ISR, space, NMD and ships**
- **Homeland Security initiatives provide additional growth**

Source: Department of Defense

*** Current NOC 2004 Appropriations Estimate**

Positioned to Capture Growth & Likely Plus-Ups

The Persistent Strategy

- Build portfolio of technologies essential to system-of-systems, network centric warfare across all platforms and services
- Aggressively pursue emerging opportunities
- Apply advanced technologies and human capital across the company
- Constantly improve program and financial performance


CEC

TRW Added the Last Major Building Block

Culmination of System of Systems Strategy


Shooter
Sensor
Information
Sensor -To- Shooter
C4ISR
Information Warfare
System -Of- Systems

Land → Sea → Air → Space → Cyberspace

NOC Ideally Aligned with Future Defense Needs…

Core Competencies

- Large-Scale Integrated Systems
- Design and Manufacture of Sophisticated Electronic Sensor Systems
- Naval Shipbuilding & Propulsion Systems
- Air Vehicle Design / Systems Integration
- Stealth Technology
- Information Operations
- Navigation & Guidance Systems
- Satellite Systems
- Lasers

21st Century Defense Needs

GLOBAL FORCE PROJECTION / PRECISION STRIKE

SURVEILLANCE

TARGETING

SURVIVABILITY

INFORMATION WARFARE

MISSILE DEFENSE

HOMELAND SECURITY

Programs

Aircraft Carriers, Attack Subs, B-2, F/A-18, F-35, Destroyers, Amphibious Assault Ships, ICBM

Classified Space,JSTARS, E-2C, Guardrail, AWACS, Hunter, Global Hawk

F-22, F-35, F-16, Longbow, B-1B, Air Defense Radars, LITENING

Electronic Warfare Aircraft, Radar and IR Jamming Systems

Intelligence, Infrastructure Protection, Information Assurance, Advanced EHF, Milstar, Deepwater

SBIRS Low, SBIRS High, Integrated ISR, Battle Management, Laser Weapons

Northrop Grumman / TRW Revenue Synergy

- **"Top-tier" status yields "Seat at the Table" for system of systems**
- **Combination provides unparalleled pool of technical talent**
- **Will yield significant growth in:**
  - Missile Defense
  - Space
  - Tactical systems
  - Intelligence programs
  - Information warfare
  - Homeland Security



- **Provides access to important new customers**
  - Adds Army, NOAA, NASA, MDA to NOC customer base
  - Adds Navy to TRW customer base

Leadership in Key Business Areas

2003E Revenue	Electronic Systems	Information Technology	Mission Systems	Integrated Systems	Ship Systems/ Newport News	Space Technology
	~$6.1B	~$4.7B	~$3.9B	~$3.7B	~$5.2B	~$2.5B

Electronic Systems
- Airborne Radars
- C^4ISR
- Electronic Warfare
- Navigation & Guidance
- Military Space
- Homeland Security

Information Technology
- C^4ISR
- Government IT Infrastructure
- Science & Technology
- Information Security/ Assurance
- Enterprise Solutions
- Homeland Security

Mission Systems
- Command, Control and Intelligence
- Digitized Battlefield
- ICBM Sys. Mgmt.
- Missile Defense BMC^3
- Defense/Civil Software Application Dev.
- Information Warfare
- Homeland Security

Integrated Systems
- Tactical Aircraft
- Long Range
- Unmanned
- Airborne Early Warning & Surveillance
- Air-to-Ground Surveillance
- Airborne Jamming

Ship Systems/ Newport News
- Naval Systems Integrator
- Aircraft Carriers
- Attack Submarines
- Surface Combatants
- Amphibious Assault Ships
- Auxiliary Ships

Space Technology
- Intelligence, Surveillance, Reconnaissance
- Laser Weapons
- Military SATCOM
- Scientific Satellites
- Military Avionics
- Cutting-edge Micro-electronics



Best-Positioned Program Portfolio in the Industry

Production Programs

- Aircraft Carriers
- DDG-51
- F-18
- Submarines
- B-2
- LHD
- Fire control radars
- Surveillance radars
- Apache Longbow
- ICBM
- SIGINT Satellites

Growth Drivers

- F-35
- Global Hawk
- Advanced Hawkeye
- DD(X)
- Deepwater
- LPD
- International Air Defense
- Trailblazer
- Immigration Service
- SBIRS High / Low
- C4ISR Networked Systems
- NPOESS
- Force XXI BCBB

Future Programs

- Space-based radar
- Littoral Combat Ship
- Navy UCAV
- NATO AGS
- International air defense
- Boost Phase Intercept
- Homeland security
- Information Operations
- Advanced Laser weapons
- Major Systems Integration
- Advanced Sensors

Pipeline Drives Growth in Sales and Profits

Integration Is a Core NOC Competency…

Diligence & Valuation → **Sector Stand-up** → **Fully Integrated Operations**

Diligence & Valuation

- Disciplined and organized process
- Multi-disciplinary team
- Contract by contract projections build-up
- DCF-based valuation

Sector Stand-up

- Multi-disciplined integration team
- Well-honed, rapid, full spectrum integration process
- Identify cost savings & synergy opportunities
- "Best of the Best" – people and processes

Fully Integrated Operations

- High level of visibility into operational and financial performance
- Cost savings, synergy, debt reduction targets achieved

- TRW 2002 better than expected
- TRW Backlog higher than assumed in due diligence

- Automotive deal announced
- Space and Mission Systems functioning as stand-alone sectors

- Proven track record of 15 acquisitions successfully integrated
- LIT & NNS complete

TRW Integration Will Be Straight-forward

…Supported by Disciplined Operating Processes


Operational Improvements
Earned Value
Excellent Operating Performance
Synergy Realization
Management Incentives

Focus is on Execution

Results in Demonstrated Ability to Manage Debt


80%
70%
60%
50%
40%
30%
20%
10%
0%
Debt/Total Capital
Grumman Vought
Westinghouse
Logicon
INRI
Ryan / DPC / Cal Microwave
Comptek Sterling Fed Data Navia Aerostructures Sale
LIT Aerojet NNS
Jun-94
Dec-94
Jun-95
Dec-95
Jun-96
Dec-96
Jun-97
Dec-97
Jun-98
Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02

Accelerating Growth


Double-digit CAGR
2005E:
~65% Firm
& Follow-on
Revenue $ Billions
35
30
25
20
15
10
5
0
2001A
2002E
2003E
2004E
2005E
ES
IT
IS
Ships
MS
ST
Revenue Synergy

Strong Balance Sheet Following Transaction

Strong Balance Sheet Following Transaction


Net Debt/Total Capital
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Target Range
NOC Stand Alone
NOC + TRW
TRW Acquisition Increases NOC Debt Capacity and Financial Flexibility
2002E
2003E
2004E
2005E

- Pro forma for sale of auto 12/31/02
- Includes B2 tax payment and TRW transaction costs

FAS Accounting Does Not Drive Pension Funding

- **Funding driven by ERISA not FAS**
  - Different actuarial methods
  - Much smoother results
  - Less short-term market sensitivity
  - Better visibility of future funding
- **Cash contributions are allowable costs in Government Contracting**
- **Recoverability method**
  - Cost reimbursable: all costs recoverable
  - Fixed price: priced to recover contributions

Pension Funding Relatively Neutral to Cash Generation

2002 – Another Record Year

Top Line Revenue Growth
- $17.2B
- 32% YoY growth
- All sectors met plan

Segment Operating Margin
- $1.3B
- 31% YoY growth
- Q3 charges moderated growth

EPS/EEPS
- EEPS $6.29 (share adjusted)
- Beat $6.10-$6.20 guidance
- EPS $5.85 (share adjusted)
- Beat $5.65-$5.75 guidance
- Converting to GAAP only

Cash from Operations
- $1.7B
- $1B available for debt paydown
- All sectors exceeded plan

NOC = Value for Shareholders

Top Line Revenue Growth

- ~$25B to $26B in 2003
- ~$28B to $29B in 2004

Segment Operating Margin

- 2003 mid 7% range
- 2004 mid 7% range

EPS

- 2003 between $4.00 and $4.50
- 2004 revenue growth, steady margins and reduced net debt

Cash from Operations

- 2003 $1.1B to $1.3B before B-2 tax payment
- $1.5B+ in 2004
- Approximately $2B in 2005 and growing thereafter

NOC - New Powerhouse

- **Sustainable growth in defense spending**
- **Best positioned portfolio**
- **Strong relationships with all DoD & Intelligence customers**
- **Strengthened system-of-systems integration**
- **Strong acquisition integration track record**
- **Solid financial performance & balance sheet**
- **Excellent, highly visible, double-digit growth prospects**



Focused on Growth in Shareholder Value